BALANCE SHEET COMPONENTS - Accrued expenses and other liabilities (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
BALANCE SHEET COMPONENTS
Accrued purchases	$ 685	$ 685	$ 4,361
Accrued compensation	2,400	2,074	2,315
Other current liabilities	2,219	2,606	2,553
Total accrued expenses and other current liabilities	$ 5,304	$ 5,365	$ 9,229